                                                                  EXHIBIT 10.208


                    CATALINA LIGHTING, INC. AND SUBSIDIARIES



                               FIRST AMENDMENT TO
                      FORBEARANCE AND AMENDATORY AGREEMENT

         THIS FIRST AMENDMENT TO FORBEARANCE AND AMENDATORY AGREEMENT ("Amendment") is made and entered into as of June 15, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Amendment (SunTrust and such other banks and lending institutions, collectively, the "Lenders"), SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank"), as Domestic Swingline Lender (the "Domestic Swingline Lender"), as the UK Issuing Bank (the "UK Issuing Bank") and as the UK Swingline Lender (the "UK Swingline Lender").


                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank entered into that certain Forbearance and Amendatory Agreement, dated as of May 15, 2001, (the "Original Forbearance Agreement");


         WHEREAS, the Borrowers have requested and the Administrative Agent and the Required Lenders have agreed to amend the Original Forbearance Agreement as more thoroughly described herein;

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1)       Amendment to Section 3 of the Original Forbearance Agreement. Section
         ------------------------------------------------------------
         3(a) of the Original Forbearance Agreement is hereby amended by replacing the existing Section 3(a) with the following new Section 3(a):

                  (a) Forbearance Period. At the request of Borrowers, Lenders agree to waive the Existing Event of Default, as of 12:00 noon, prevailing Atlanta, Georgia time on May 15, 2001 until the earliest to occur of the following times: (i) 12:00 noon, prevailing Atlanta, Georgia time on July 15, 2001; (ii) the time at which Borrowers fail to comply in any respect with their respective covenants to Lenders set forth in Section 8 of the Credit Agreement; or (iii) the occurrence of any Event of Default under any of the Credit Documents (the period beginning at 12:00 noon, prevailing Atlanta, Georgia time on May 15, 2001 and terminating on the earliest of such dates being hereinafter referred to as the "Forbearance Period");

2)       Expenses. The Borrowers shall pay, at the time all other indebtedness
         --------
         owing to Administrative Agent and the Lenders, the legal fees and other expenses of the Administrative Agent, including, without limitation, legal fees and other expenses paid or owed to King & Spalding and incurred with respect to the creation and implementation of this Amendment and the other documents contemplated hereby. Nothing herein shall limit the provisions relating to expenses of the Credit Agreement or other Credit Documents.

3)       Estoppel. Borrowers hereby represent and warrant that there are no
         --------
         claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which Borrowers may have or claim to have against the Administrative Agent or the Lenders, which might arise out of or be connected with any act of commission or omission of the Administrative Agent or the Lenders existing or occurring on or prior to the date of this Amendment, including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement and the other Credit Documents.

4)       Reservation of Rights. The Borrowers acknowledge and agree that the
         ---------------------
         Administrative Agent and the Lenders (i) have not acquiesced to any noncompliance by the Borrowers with the exact terms of the Credit Agreement relating to any Event of Default (other than the temporary waiver of the Existing Event of Default granted herein), (ii) intend to strictly enforce the terms of the Credit Agreement and the Credit Documents, in the exercise of their sole and absolute discretion, and
         (iii) hereby reserve all rights, powers and remedies under the Credit Agreement and the other Credit Documents with respect to the Existing Event of Default (upon termination of the Forbearance Period) and any other noncompliance with the terms of the Credit Agreement or any of the other Credit Documents. In no event shall the Lenders' honoring of any requests or making of any Revolving Loans, be deemed a permanent waiver of any Existing Event of Default or any other noncompliance with the terms of the Credit Agreement or any of the other Credit Documents that hereafter may occur.

5)       Restatement of Representations and Warranties. The Borrowers hereby
         ---------------------------------------------
         restate and renew each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith, but excluding therefrom the effect of the Existing Event of Default.

6)       Ratification. The Borrowers hereby restate, ratify and reaffirm each
         ------------
         and every term, covenant and condition set forth in the Credit Agreement and the other Credit Documents effective as of the date hereof.

7)       Release. Borrowers hereby release, acquit, and forever discharge each
         -------
         of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which the Borrowers may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of the Lenders existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Credit Documents. The provisions of this Section 7 shall be binding upon the Borrowers and shall inure to the benefit of the Lenders, and their respective heirs, executors, administrators, successors and assigns.

8)       Conditions Precedent. This Amendment shall become effective when and
         --------------------
         only when the Administrative Agent shall have received executed originals of this Amendment and upon receipt of all outstanding fees and expenses owed by the Borrowers.

9)   Miscellaneous.

     a) Entire Agreement. This Amendment reflects the entire understanding of the parties with respect to the subject matter herein contained and supersedes any prior agreements, whether written or oral, in regard thereto.

     b) Full Force and Effect. Except as expressly modified herein during the Forbearance Period, all terms of the Credit Agreement and the Credit Documents shall be and shall remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrowers.

     c) No Waiver. This Amendment is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to the Lenders or unknown, as to which all rights of Lenders shall remain reserved.

     d) Governing Law. This Amendment shall be governed by, and shall be construed in accordance with, the laws of the State of Georgia and all applicable laws of the United States of America.

     e) WAIVER OF RIGHT TO JURY TRIAL. EACH BORROWER WAIVES TRIAL BY JURY AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE A JUDGE OF A THE COURT OF COMPETENT JURISDICTION.

     f) Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

     g) Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     h) Captions. The captions to the Sections and paragraphs of the Amendment are for the convenience of the parties only, and are not a part of this Amendment.

     i)   Time of the Essence. Time is of the essence under this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.


                                         CATALINA LIGHTING, INC.,
                                         as a Borrower


                                         By:______________________________
                                             Name:
                                             Title:

                                         CATALINA INTERNATIONAL PLC,
                                         as a Borrower


                                         By:______________________________
                                             Name:
                                             Title:

                                         RING LIMITED (formerly known as
                                         Ring PLC), as a Borrower


                                         By:______________________________
                                             Name:
                                             Title:

                                        SUNTRUST BANK,
                                        as Administrative Agent, as Domestic
                                        Issuing Bank, as Domestic Swingline
                                        Lender, UK Swingline Lender, UK Issuing
                                        Bank and as a Lender


                                        By:______________________________
                                        Name:
                                        Title:

                                        REPUBLIC BANK, as a Lender

                                        ------------------------------
                                        By:
                                        Name:

                                        BANK UNITED FSB, as a Lender

                                        ------------------------------
                                        By:
                                        Name:

                                        DRESDNER BANK
                                        LATEINAMERIKA, AG, MIAMI
                                        AGENCY, as a Lender

                                        ------------------------------
                                        By:
                                        Name:

                                        HAMILTON BANK, N.A. as a
                                        Lender

                                        ------------------------------
                                        By:
                                        Name:

                                        LASALLE BANK NATIONAL
                                        ASSOCIATION, as a Lender

                                        ------------------------------
                                        By:
                                        Name:

                                        UNION PLANTERS BANK, N.A.,
                                        as a Lender

                                        ------------------------------
                                        By:
                                        Name:

                           ACKNOWLEDGMENT AND CONSENT
                                PARENT GUARANTOR


         The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment (the "Amendment"; capitalized terms used herein and not defined herein
                ---------
shall have the meanings given to them in the Amendment), consents to the terms and provisions set forth therein, and agrees that the Parent Guaranty, dated as of July 18, 2000, as amended and supplemented through the date hereof (the "Parent Guaranty") made by the undersigned, in favor of the Lenders, the
 ---------------
Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the U.K. Issuing Bank and the U.K. Swingline Lender, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the foregoing Amendment. The undersigned further acknowledges and agrees that, upon effectiveness of the foregoing Amendment and from and after the date thereof, each reference in the Credit Agreement and all of the Credit Documents shall mean and be a reference to the Credit Agreement and all other Credit Documents as amended by the Amendment.


                                              CATALINA LIGHTING, INC., as
                                               Parent Guarantor


                                              By: _____________________________
                                              Name:
                                              Title:

                           ACKNOWLEDGMENT AND CONSENT
                           HOLDINGS BORROWER GUARANTOR


                  The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment (the "Amendment"; capitalized terms used herein and not
                          ---------
defined herein shall have the meanings given to them in the Amendment), consents to the terms and provisions set forth therein, and agrees that the Holdings Borrower Guaranty, dated as of July 18, 2000, as amended and supplemented through the date hereof (the "Holdings Borrower Guaranty") made by the
                              --------------------------
undersigned, in favor of the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the U.K. Issuing Bank and the U.K. Swingline Lender, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the foregoing Amendment. The undersigned further acknowledges and agrees that, upon effectiveness of the foregoing Amendment and from and after the date thereof, each reference in the Credit Agreement and all of the Credit Documents shall mean and be a reference to the Credit Agreement and all other Credit Documents as amended by the Amendment.


                                            CATALINA INTERNATIONAL PLC, as
                                            Holdings Borrower Guarantor


                                            By: ________________________________
                                            Name:
                                            Title:   Director

                           ACKNOWLEDGMENT AND CONSENT
                         DOMESTIC SUBSIDIARY GUARANTORS


                  The undersigned hereby acknowledges receipt of a copy of the foregoing Amendment (the "Amendment"; capitalized terms used herein and not
                          ---------
defined herein shall have the meanings given to them in the Amendment), consents to the terms and provisions set forth therein, and agrees that the Domestic Subsidiary Guaranty, dated as of July 18, 2000, as amended and supplemented through the date hereof (the "Domestic Subsidiary Guaranty") made by the
                              ----------------------------
undersigned, in favor of the Lenders, the Administrative Agent, the Domestic Issuing Bank, the Domestic Swingline Lender, the U.K. Issuing Bank and the U.K. Swingline Lender, will continue in full force and effect without diminution or impairment notwithstanding the execution and delivery of the foregoing Amendment. The undersigned further acknowledges and agrees that, upon effectiveness of the foregoing Amendment and from and after the date thereof, each reference in the Credit Agreement and all of the Credit Documents shall mean and be a reference to the Credit Agreement and all other Credit Documents as amended by the Amendment.


                                      EACH OF THE SUBSIDIARIES OF THE
                                      DOMESTIC BORROWER LISTED ON
                                      SCHEDULE 1 HERETO, as the Subsidiary
                                      Guarantors


                                      By: ________________________________
                                      Name:
                                      Title:


                                      CATALINA ADMINISTRATIVE CORPORATION, as a
                                      Subsidiary Guarantor


                                      By: ________________________________
                                      Name:
                                      Title:

                                   SCHEDULE 1
                                   ----------
                              SUBSIDIARY GUARANTORS
                              ---------------------

ANGEL STATION, INC., a Florida corporation
CATALINA INDUSTRIES, INC., a Florida corporation
CATALINA REAL ESTATE TRUST, INC., a Florida corporation
MERIDIAN LAMPS, INC., a Florida corporation
CATALINA LIGHTING ARGENTINA, INC., a Florida corporation
CATALINA MERCHANDISING, INC., a Florida corporation